Exhibit 99.1

Texas Pacific Land Trust Responds to Dissident Group’s Actions

Disputes Validity of Mr. Oliver’s “Meeting” and Purported Self-Election

DALLAS--(BUSINESS WIRE)--On May 21, 2019, Texas Pacific Land Trust (NYSE: TPL) (the “Trust”) gave notice that the special meeting scheduled to be convened today has been postponed to address Eric Oliver’s ongoing efforts to mislead the Trust’s shareholders by making materially misleading statements and failing to disclose material information related to his record and potential conflicts of interest.

Over the past several months, the Trustees have made every effort to resolve these issues amicably and to obtain the information necessary for all shareholders to evaluate Mr. Oliver’s fitness to serve as Trustee. As recently as last Thursday, May 16, the Trust’s counsel reached out in writing to Mr. Oliver’s personal attorney as part of these efforts. Mr. Oliver’s attorney never responded, forcing the Trust to take the step of postponing the meeting and filing a lawsuit in the U.S. District Court for the Northern District of Texas. In its lawsuit, the Trust has requested that the court compel Mr. Oliver to correct his misstatements and omissions as soon as possible so that all shareholders can vote on a fully-informed basis on all the candidates.

Unfortunately, the dissident group continues to mislead shareholders. This morning, Mr. Oliver and his attorneys purported to convene a “meeting” that they have attempted to pass off as constituting a special meeting of the Trust’s shareholders. It was not. As the Declaration of Trust clearly provides, shareholder meetings may only be called after certain requirements are met, including providing notice and following other procedures. Mr. Oliver’s purported “meeting” was conducted in a secretly-booked conference room with no notice whatsoever provided to the vast majority of the shareholders.

During his “meeting,” Mr. Oliver refused to take questions from shareholders before purporting to hold a vote to elect himself as Trustee, even though fewer than half of the Trust’s outstanding shares were represented at Mr. Oliver’s “meeting.” In light of the Trust’s earlier announcements that the special meeting would be delayed, holders of millions of shares have not returned any proxies yet. It is disappointing that Mr. Oliver intends to disenfranchise all these shareholders. Equally disconcerting, we believe the dissident group’s disclosure of the highly confidential interim proxy tally constitutes another serious violation of federal securities laws.

The Trust will announce a new date for the special meeting once the claims and issues raised in litigation are resolved. As previously announced, all three independent proxy advisory firms – ISS, Glass Lewis and Egan-Jones – have recommended that shareholders vote FOR General Donald Cook.

Forward-Looking Statements

This release may contain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this release, other than statements of historical fact, are “forward-looking statements” for purposes of these provisions, including statements regarding Texas Pacific’s future operations and prospects, the markets for real estate in the areas in which Texas Pacific owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competitions, management’s intent, beliefs or current expectations with respect to Texas Pacific’s future financial performance and other matters. Texas Pacific cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements and other written communications, as well as oral statements made from time to time by representatives of Texas Pacific. The following factors, as well as any other cautionary language included in this release, provide examples of risks, uncertainties and events beyond our control that may cause Texas Pacific’s actual results to differ materially from the expectations Texas Pacific describes in such forward-looking statements: global economic conditions; market prices of oil and gas; the demand for water services by operators in the Permian Basin; the impact of government regulation; the impact of competition; the continued service of key management personnel; and other risks and uncertainties disclosed in Texas Pacific’s annual reports on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Contacts:

Media:

Abernathy MacGregor
Sydney Isaacs / Jeremy Jacobs
(713) 343-0427 / (212) 371-5999
sri@abmac.com / jrj@abmac.com

Investor Relations:

MacKenzie Partners
Paul Schulman / David Whissel
(212) 929-5500 or (800) 322-2885
pschulman@mackenziepartners.com